                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 99.1

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                          $   484,824.25
           Available Funds:
                     Contract Payments due and received in this period                                   1,612,145.56
                     Contract Payments due in prior period(s) and received in this period                   88,417.68
                     Contract Payments received in this period for next period                              13,680.85
                     Sales, Use and Property Tax payments received                                          17,205.39
                     Prepayment Amounts related to early termination in this period                          9,194.93
                     Servicer Advance                                                                      583,099.28
                     Proceeds received from recoveries on previously Defaulted Contracts                         0.00
                     Transfer from Reserve Account                                                       2,514,079.62
                     Interest earned on Collection Account                                                   2,714.77
                     Interest earned on SPG Account                                                             49.79
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                      Agreement Section 5.03                                                                     0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                      (Substituted contract < Predecessor contract)                                              0.00
                     Amounts paid under insurance policies                                                       0.00
                     Maintenance, Late Charges and any other amounts                                        28,467.86

                                                                                                       --------------
           Total Available Funds                                                                         5,353,879.98
           Less: Amounts to be Retained in Collection Account                                              368,444.92
                                                                                                       --------------
           AMOUNT TO BE DISTRIBUTED                                                                      4,985,435.06
                                                                                                       ==============

           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees  (paid from Servicers Fees, see section X.)                      0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                              Advances                                                                     238,417.68
                     3.      To Noteholders (For Servicer Report immediately following the Final
                              Additional Closing Date)
                                   a) Class A1 Principal and Interest                                            0.00
                                   a) Class A2 Principal (distributed after A1 Note matures)
                                      and Interest                                                               0.00
                                   a) Class A3 Principal (distributed after A2 Note matures)
                                      and Interest                                                               0.00
                                   a) Class A4 Principal (distributed after A3 Note matures)
                                      and Interest                                                               0.00
                                   a) Class A5 Principal (distributed after A4 Note matures)
                                      and Interest                                                       3,166,181.05
                                   b) Class B Principal and Interest                                        53,945.03
                                   c) Class C Principal and Interest                                       108,079.30
                                   d) Class D Principal and Interest                                        72,281.42
                                   e) Class E Principal and Interest                                        91,615.21

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08     1,197,151.24
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account
                              Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                      Event in effect)                                                           0.00
                                   b) Residual Principal (Provided no Restricting or Amortization
                                      Event in effect)                                                           0.00
                                   c) Reserve Account Distribution (Provided no Restricting or
                                      Amortization Event in effect)                                              0.00
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank interest earned
                              and any other amounts                                                         48,437.81
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                    9,326.33
                                                                                                       --------------
           TOTAL FUNDS DISTRIBUTED                                                                       4,985,435.06
                                                                                                       ==============
                                                                                                       --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
            Event Funds (if any)}                                                                          368,444.92
                                                                                                       ==============
II.   RESERVE ACCOUNT

Beginning Balance                                                                                        2,511,821.93
            - Add Investment Earnings                                                                        2,257.69
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)             1,197,151.24
            - Less Distribution to Certificate Account                                                   2,514,079.62
                                                                                                       --------------
End of period balance                                                                                    1,197,151.24
                                                                                                       ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                       --------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                              2,511,821.93
                                                                                                       ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                              19,067,312.77
                               Pool B                               2,824,101.75
                                                                   -------------
                                                                                      21,891,414.52
Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     104,711.33
Class A Monthly Interest - Pool B                                      15,509.03

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  2,629,498.39
Class A Monthly Principal - Pool B                                    416,462.31
                                                                   -------------
                                                                                       3,045,960.70
Ending Principal Balance of the Class A Notes
                               Pool A                              16,437,814.38
                               Pool B                               2,407,639.44
                                                                   -------------      -------------
                                                                                      18,845,453.82
                                                                                      =============

IV.    CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                     0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                                     0.00
                               Class A5                            21,891,414.52
                                                                   -------------

Class A Monthly Interest                                                              21,891,414.52
                               Class A1 (Actual Number Days/360)            0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                                     0.00
                               Class A5                               120,220.35
                                                                   -------------

Class A Monthly Principal
                               Class A1                                     0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                                     0.00
                               Class A5                             3,045,960.70
                                                                   -------------
                                                                                       3,045,960.70
Ending Principal Balance of the Class A Notes
                               Class A1                                     0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                                     0.00
                               Class A5                            18,845,453.82
                                                                   -------------      -------------
                                                                                      18,845,453.82
                                                                                      =============
Class A5


                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                    325,196.44
                                          Pool B                     48,180.53
                                                                    ----------
                                                                                      373,376.97
           Class B Overdue Interest, if any                               0.00
           Class B Monthly Interest - Pool A                          1,758.77
           Class B Monthly Interest - Pool B                            260.58

           Class B Overdue Principal, if any                              0.00
           Class B Monthly Principal - Pool A                        44,826.09
           Class B Monthly Principal - Pool B                         7,099.60
                                                                    ----------
                                                                                       51,925.69
           Ending Principal Balance of the Class B Notes
                                          Pool A                    280,370.35        ----------
                                          Pool B                     41,080.93        321,451.29
                                                                    ----------        ==========

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                    651,193.71
                                          Pool B                     96,560.33
                                                                    ----------
                                                                                      747,754.04
           Class C Overdue Interest, if any                               0.00
           Class C Monthly Interest - Pool A                          3,681.96
           Class C Monthly Interest - Pool B                            545.97

           Class C Overdue Principal, if any                              0.00
           Class C Monthly Principal - Pool A                        89,652.18
           Class C Monthly Principal - Pool B                        14,199.19
                                                                    ----------
                                                                                      103,851.37
           Ending Principal Balance of the Class C Notes
                                          Pool A                    561,541.53
                                          Pool B                     82,361.14
                                                                    ----------        ----------
                                                                                      643,902.67
                                                                                      ==========



                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                      433,595.32
                                          Pool B                       64,240.65
                                                                      ----------
                                                                                      497,835.97
           Class D Overdue Interest, if any                                 0.00
           Class D Monthly Interest - Pool A                            2,653.96
           Class D Monthly Interest - Pool B                              393.21

           Class D Overdue Principal, if any                                0.00
           Class D Monthly Principal - Pool A                          59,768.12
           Class D Monthly Principal - Pool B                           9,466.13
                                                                      ----------
                                                                                       69,234.25
           Ending Principal Balance of the Class D Notes
                                          Pool A                      373,827.20      ----------
                                          Pool B                       54,774.52      428,601.72
                                                                      ----------      ==========

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                      543,595.60
                                          Pool B                       80,699.38
                                                                      ----------
                                                                                      624,294.98
           Class E Overdue Interest, if any                                 0.00
           Class E Monthly Interest - Pool A                            4,416.71
           Class E Monthly Interest - Pool B                              655.68

           Class E Overdue Principal, if any                                0.00
           Class E Monthly Principal - Pool A                          74,710.15
           Class E Monthly Principal - Pool B                          11,832.66
                                                                      ----------
                                                                                       86,542.81
           Ending Principal Balance of the Class E Notes
                                          Pool A                      468,885.45
                                          Pool B                       68,866.72
                                                                      ----------      ----------
                                                                                      537,752.17
                                                                                      ==========


                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                  696,650.66
                                          Pool B                                  108,762.07
                                                                                  ----------
                                                                                                     805,412.73

           Residual Interest - Pool A                                                   0.00
           Residual Interest - Pool B                                                   0.00

           Residual Principal - Pool A                                                  0.00
           Residual Principal - Pool B                                                  0.00               0.00

           Ending Residual Principal Balance
                                          Pool A                                  696,650.66
                                                                                                     ----------
                                          Pool B                                  108,762.07         805,412.73
                                                                                  ----------         ==========

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                           9,326.33
            - Collection period Trustee Fee                                                           (3,604.45)
            - Servicer Advances reimbursement                                                        238,417.68
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                         48,437.81
                                                                                                     ----------
           Total amounts due to Servicer                                                             292,577.37
                                                                                                     ==========

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                21,665,505.94

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              2,988,405.94

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             -------------
            ending of the related Collection Period                                                                   18,677,100.00
                                                                                                                      =============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          1,702,151.35

            - Principal portion of Prepayment Amounts                                                    7,609.53

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                            1,278,645.06

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                         Total Decline in Aggregate Discounted Contract Balance                      2,988,405.94
                                                                                                     ============

POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                3,204,702.86

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                               473,306.41

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             ending of the related Collection Period                                                                   2,731,396.45

          Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                           471,721.01

             - Principal portion of Prepayment Amounts                                                   1,585.40

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                      -----------
                                  Total Decline in Aggregate Discounted Contract Balance               473,306.41
                                                                                                      ===========

                                                                                                                      -------------
         AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                            21,408,496.45
                                                                                                                      =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

POOL A

                         Discounted                                        Discounted
   Lease #              Present Value                      Lease #       Present Value
   ----------------------------------                   -------------    -------------
#* 1229-106 (11/03)     $1,278,645.06

                                                        -------------
                                         Totals:        $1,278,645.06

POOL B

                         Discounted                                       Discounted
       Lease #          Present Value                      Lease #       Present Value
   ----------------     -------------                   -------------    -------------
#* 863-506 (08/03)      $    4,527.63                                        $0.00

                                                        -------------
                                         Totals:        $    4,527.63

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS     $  1,283,172.69

b) ADCB AT CLOSING DATE                                         251,182,193.26

c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                           0.51%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

                                                                      Predecessor
                                    Discounted     Predecessor         Discounted
Lease #    Lessee Name             Present Value     Lease #          Present Value
-----------------------            -------------   -----------        -------------
POOL A
2199-001                           1,112,975.58       1881-001        2,435,321.88
1231-041                             953,502.31
1560-013                             342,866.78
              Cash                    25,977.21
3323-002                             932,975.98        912-501          492,124.09
3330-002                             784,394.56        917-501          536,814.08
                                                       917-502          578,192.91
                                                       920-501           35,076.58
                                                      1912-001           34,364.63
                                   ------------                       ------------
                        Totals:    4,152,692.42                       4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS              4,111,894.17

b) ADCB OF POOL A AT CLOSING DATE                                   201,135,070.09

c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                              2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables    0.00

b)  Total discounted Contract Balance of Substitute Receivables     0.00

c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02             0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                                  YES    NO X
                                                                          ---   ---

                                                                                Predecessor
                                                   Discounted    Predecessor    Discounted
Lease #              Lessee Name                 Present Value     Lease #     Present Value
--------------------------------                 -------------   -----------   -------------
POOL B
                       NONE

                                                 -------------                 -------------
                                       Totals:           0.00                          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               0.00

b) ADCB OF POOL B AT CLOSING DATE                                             50,047,123.17

c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
   AGENCY APPROVES)                                                                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables    0.00

b)  Total discounted Contract Balance of Substitute Receivables     0.00

c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES       NO     X
                                                                         --------  -----------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                     Predecessor
                                        Discounted        Predecessor        Discounted
Lease #        Lessee Name            Present Value         Lease #        Present Value
---------   --------------            -------------       -----------      -------------
408-502                                 495,646.95          277-103         2,561,363.27
1042-501                              1,631,421.93          1513-002          953,250.10
2375-001                              1,286,730.05          1725-002          588,254.35
1097-506                                675,567.93
                  CASH                   13,500.87
2545-002                                964,543.83          2205-001        3,763,600.22
2907-001                                472,557.70
2000667-2                               190,558.39
2004051-2                               695,143.77
2004051-3                               993,964.93
2004887-1                               212,022.60
2005804-1                               236,366.53

                                      ------------                         -------------
                            Totals:   7,868,025.48                          7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS             7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                         201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                    3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables     0.00
b)  Total discounted Contract Balance of Substitute Receivables      0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02              0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES      NO  X
                                                                            ----     ---

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                           Predecessor
                                      Discounted        Predecessor        Discounted
Lease #     Lessee Name              Present Value        Lease #         Present Value
--------    -----------              -------------      -----------       -------------
1528-003                               642,004.10         960-501             82,012.38
2826-003                               205,317.69         960-502             28,390.17
2906-001                               496,511.61        1043-501            641,289.38
              Cash                       3,932.26        1043-502            596,073.73

                                     ------------                         -------------
                            Totals:  1,347,765.66                          1,347,765.66

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED               1,347,765.66
b) ADCB OF POOL B AT CLOSING DATE                                         50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                   2.69%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

                                                                       0.00

a)  Total discounted Contract Balance of Predecessor Receivables       0.00
b)  Total discounted Contract Balance of Substitute Receivables        0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02          YES           NO  X
                                                                 -----         -----

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                  TOTAL OUTSTANDING CONTRACTS
This Month                      2,197,788.64         This Month                 21,408,496.45
1 Month Prior                   1,315,344.21         1 Month Prior              24,870,208.80
2 Months Prior                  1,345,078.58         2 Months Prior             27,066,099.21

Total                           4,858,211.43         Total                      73,344,804.46

A) 3 MONTH AVERAGE              1,619,403.81         B) 3 MONTH AVERAGE         24,448,268.15

c) a/b                                  6.62%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes  X      No
                                                                                    ----      -----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                      Yes  X      No
                                                                                    ----       ----
     B. An Indenture Event of Default has occurred and is then continuing?      Yes         No
                                                                                    ----       ----

4.   Has a Servicer Event of Default occurred?                                  Yes         No
                                                                                    ----       ----

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                           Yes         No  X
                                                                                    ----       ----
     B. Bankruptcy, insolvency, reorganization; default/violation of
          any covenant or obligation not remedied within 90 days?               Yes         No
                                                                                    ----       ----
     C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes         No  X
                                                                                    ----       ----

6.   Aggregate Discounted Contract Balance at Closing Date          Balance    251,182,193.26
                                                                               --------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                    TOTAL                      % of Total
                                  A.D.C.B.         A.D.C.B.                     A.D.C.B.
                                  --------         --------                     --------
30 Days Overdue                 2,519,406.42    21,408,496.45                   11.768%
60 Days Overdue                 1,331,928.13    21,408,496.45                    6.221%
90 Days Overdue                 2,173,610.34    21,408,496.45                   10.153%
120 Days Overdue                        0.00    21,408,496.45                    0.000%
150 Days Overdue                   24,178.30    21,408,496.45                    0.113%
180 Days Overdue                        0.00    21,408,496.45                    0.000%